================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            APPLIED INNOVATION INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                             APPLIED INNOVATION INC.











                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                 APRIL 25, 2002

                                       AND

                                 PROXY STATEMENT





________________________________________________________________________________

                                    IMPORTANT

         PLEASE MARK, SIGN AND DATE YOUR PROXY AND PROMPTLY RETURN IT IN
                             THE ENCLOSED ENVELOPE.

                             APPLIED INNOVATION INC.
                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 25, 2002

                                                                  March 22, 2002


To the Stockholders of Applied Innovation Inc.:

         NOTICE is hereby given that the Annual Meeting of Stockholders of Applied Innovation Inc., a Delaware corporation (the "Company"), will be held at the Wyndham Dublin Hotel, 600 Metro Place North, Dublin, Ohio 43017, on Thursday, the 25th day of April, 2002, at 9:00 a.m., local time, for the following purposes:

         1. To elect three Class III directors, each for a three-year term expiring at the Annual Meeting of Stockholders in 2005.

         2.   To approve the Company's Employee Stock Purchase Plan.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Owners of common stock of the Company of record at the close of business on March 8, 2002, will be entitled to vote at the meeting.

         Whether or not you plan to attend the meeting, please date, sign and mail the enclosed proxy in the envelope provided.

         A copy of the Annual Report of the Company for the year ended December 31, 2001, is enclosed herewith. Thank you for your cooperation and support.


                                             By Order of the Board of Directors


                                             Gerard B. Moersdorf, Jr.
                                             Chairman of the Board and Founder

                             APPLIED INNOVATION INC.
                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000

                                                                  March 22, 2002

                                 PROXY STATEMENT
                                       FOR
                       2002 ANNUAL MEETING OF STOCKHOLDERS

                                  INTRODUCTION

         This Proxy Statement is furnished to the stockholders of Applied Innovation Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Wyndham Dublin Hotel, 600 Metro Place North, Dublin, Ohio 43017, on April 25, 2002, at 9:00 a.m., local time, and at any adjournment thereof. The Proxy Statement and the enclosed proxy are being mailed to the stockholders on or about the date set forth above.

         All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with each stockholder's directions specified on the proxy or, in the absence of specific instructions to the contrary, will be voted in accordance with the Board of Director's unanimous recommendations, which are FOR the election of Gerard B. Moersdorf, Jr., Robert L. Smialek and Alexander B. Trevor as Class III Directors of the Company, FOR approval of the Company's Employee Stock Purchase Plan, and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof. A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to the Company (attention Robert L. Smialek, President and Chief Executive Officer) or delivered in person at the meeting, by filing a duly executed, later dated proxy, or by attending the meeting and voting in person. Proxies marked as abstaining will be treated as present for purposes of determining a quorum at the Annual Meeting, but will not be counted as voting on the item for which the abstention is noted. Proxies returned by brokers on behalf of shares held in street name will not be treated as present for purposes of determining a quorum for the Annual Meeting unless they are voted by the broker on at least one matter on the agenda. Such non-voted shares will not be counted as voting on any matter as to which a non-vote is indicated on the broker's proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

         Only stockholders of record at the close of business on March 8, 2002, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each stockholder is entitled to one vote for each share held. At March 8, 2002, the Company had outstanding 15,177,299 shares of common stock, $.01 par value. There are no cumulative voting rights in the election of directors.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL STOCKHOLDERS

         The following table sets forth information as of February 28, 2002 (except as noted below), relating to the beneficial ownership of common stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock.

                          NAME OF                               NUMBER OF SHARES               PERCENTAGE
                    BENEFICIAL OWNER(1)                      BENEFICIALLY OWNED(2)             OF CLASS(3)
         -------------------------------------------      -----------------------------       --------------
         Gerard B. Moersdorf, Jr.                                 6,543,129(4)                    42.4%
         Linda S. Moersdorf                                       2,544,779(5)                    16.5%
         Systematic Financial Management, L.P.                    1,025,555(6)                     6.7%

-----------------

(1) The address of Gerard B. Moersdorf, Jr. is c/o Applied Innovation Inc., 5800 Innovation Drive, Dublin, Ohio 43016. The address of Linda S. Moersdorf is 7091 Oakstream Court, Worthington, Ohio 43235. The address for Systematic Financial Management, L.P. is Glenpointe East, 7th Floor, 300 Frank W. Burr Blvd., Teaneck, New Jersey 07666.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.
(3) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on February 28, 2002, plus the number of shares such person has the right to acquire within 60 days of February 28, 2002.
(4) Includes 1,062 shares held in Mr. Moersdorf, Jr.'s IRA and 5,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2002. Under the rules of the Securities and Exchange Commission, Mr. Moersdorf, Jr. is also deemed to beneficially own 2,543,716 shares held directly by his former spouse, Linda S. Moersdorf, and 1,063 shares held by Linda S. Moersdorf in her IRA because he has been granted an irrevocable proxy to vote such shares. Mr. Moersdorf, Jr. disclaims ownership of these shares in which he has no pecuniary interest. Mr. Moersdorf, Jr. is also deemed to beneficially own 185,100 shares held by a Voting Trust for the benefit of Mr. Moersdorf, Jr.'s minor children because he has been granted the right to vote such shares as Trustee of the Voting Trust.
(5) Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on June 11, 2001.
(6) Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2002.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of February 28, 2002, the beneficial ownership of the Company's common stock by each director, each of the Company's executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group.

                                                         NUMBER OF SHARES                PERCENTAGE
         NAME OF BENEFICIAL OWNER                      BENEFICIALLY OWNED(1)              OF CLASS(2)
         ------------------------                      ------------------                 --------
         Gerard B. Moersdorf, Jr.(3)                          6,543,129                       42.4%
         Robert L. Smialek(4)                                   208,000                        1.3%
         Michael P. Keegan(5)                                    40,750                           *
         Joseph L. Govern(6)                                      9,000                           *
         Thomas R. McCabe(7)                                     13,600                           *
         Michael J. Endres(6)                                    39,000                           *
         Thomas W. Huseby(8)                                     39,000                           *
         William H. Largent(9)                                   19,000                           *
         Curtis A. Loveland(10)                                  94,600                           *
         Gerard B. Moersdorf, Sr.(11)                            60,200                           *
         Richard W. Oliver(12)                                   65,000                           *
         Alexander B. Trevor(13)                                 42,000                           *
         All directors and executive officers
           as a group (16 persons)(14)                        7,292,579                       45.7%

-----------------

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of February 28, 2002. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of that person's household.
(2) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on February 28, 2002, plus the number of shares such person has the right to acquire within 60 days of February 28, 2002. An "*" indicates less than 1%.
(3) Includes 1,062 shares held in Mr. Moersdorf, Jr.'s IRA and 5,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2002. Under the rules of the Securities and Exchange Commission, Mr. Moersdorf, Jr. is also deemed to beneficially own 2,543,716 shares held directly by his former spouse, Linda S. Moersdorf, and 1,063 shares held by Linda S. Moersdorf in her IRA because he has been granted an irrevocable proxy to vote such shares. Mr. Moersdorf, Jr. disclaims ownership of these shares in which he has no pecuniary interest. Mr. Moersdorf, Jr. is also deemed to beneficially own 185,100 shares held by a Voting Trust for the benefit of Mr. Moersdorf, Jr.'s minor children because he has been granted the right to vote such shares as Trustee of the Voting Trust.
(4) Includes 85,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2002.
(5) Includes 39,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2002.
(6) Includes 9,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2002.
(7) Includes 13,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2002.

(8) Includes 36,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2002.
(9) Includes 18,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2002.
(10) Includes 63,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2002, 1,000 shares held by Mr. Loveland's children, and 600 shares held in Mr. Loveland's IRA.
(11) Includes 15,200 shares held by Mr. Moersdorf, Sr. as trustee of a trust and 45,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2002.
(12) Includes 63,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2002.
(13) Includes 40,000 shares which may be purchased under stock options exercisable within 60 days of February 28, 2002.
(14) Includes 541,700 shares which may be purchased under stock options exercisable within 60 days of February 28, 2002.

                              ELECTION OF DIRECTORS

         The Board of Directors has designated Gerard B. Moersdorf, Jr., Robert
L. Smialek, and Alexander B. Trevor for election as Class III Directors of the Company, each to serve for a term of three years and until their successors are duly elected and qualified. The shares represented by the enclosed proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted FOR the nominees. If for any reason a nominee should not be a candidate for election at the time of the meeting, the proxies may be voted for a substitute nominee in the discretion of those named as proxies. The Board of Directors has no reason to believe that any nominee will be unavailable. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of common stock. Abstentions and broker non-votes are not counted in the election of directors and thus have no effect.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR CLASS III DIRECTOR.

         The following table sets forth (i) the nominees for election as Class III Directors of the Company, and (ii) the Class I and Class II Directors of the Company whose terms in office will continue. Each director has held the occupation indicated for more than the past five years unless otherwise indicated.

                               DIRECTOR
                               CONTINUOUSLY
NAME AND AGE                   SINCE                         PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------------------------

                                    NOMINEES - TERMS TO EXPIRE 2005 (CLASS III)

Gerard B. Moersdorf, Jr., 49   1986         Chairman of the Board of the Company since 1986. Mr. Moersdorf, Jr.
                                               served as the Company's President, Chief Executive Officer and Treasurer from 1986 to 2000.

Robert L. Smialek, 58          2000         President and Chief Executive Officer of the Company since July 20, 2000.
                                               Mr. Smialek has more than 25 years of management experience leading complex technology and industrial businesses. From 1993 to 1999, he was
                                               Chairman, President and Chief Executive Officer of Insilco Corporation,
                                               a $600 million diversified manufacturing company based in Columbus,
                                               Ohio. Prior to joining Insilco, Mr. Smialek served as President and
                                               Chief Operating Officer of several divisions of Siebe, plc (now
                                               Invensys, plc), a global leader in industrial controls and one of the largest publicly traded companies in the United Kingdom. Mr. Smialek is also a director of CoorsTek, Inc. and General Cable Corporation, each of which has a class of equity securities registered pursuant to the
                                               Securities Exchange Act of 1934.

Alexander B. Trevor, 56        1997         President of Nuvocom Inc., Columbus, Ohio, a computer telephony company and consultant to Internet related companies. Previously, Mr. Trevor was
                                               Executive Vice President and Chief Technology Officer of CompuServe
                                               Corporation from 1983 to 1996. Prior to 1983, Mr. Trevor was employed in various other positions at CompuServe Corporation, including Vice President of Computer Technology and Executive Vice President of Network Services.


                               CONTINUING DIRECTORS - TERMS TO EXPIRE 2003 (CLASS I)

Michael J. Endres, 54          2001         Principal of Stonehenge Financial Holdings, Inc., an investment management and merchant banking firm, since 1999. Prior to Stonehenge Financial
                                               Holdings, Inc., Mr. Endres was Chairman of Banc One Capital Partners,
                                               the merchant banking subsidiary of Banc One Corporation from 1990 to
                                               1999. Mr. Endres joined Banc One Corporation when Banc One Corporation acquired Meuse, Rinker, Chapman, Endres & Brooks in 1990. Mr. Endres is
                                               also a director of Worthington Industries, Inc., which has a class of equity securities registered pursuant to the Securities Exchange Act of
                                               1934.


                               DIRECTOR
                               CONTINUOUSLY
NAME AND AGE                   SINCE                         PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------------------------
William H. Largent, 46         1999         Chief Operating Officer and Chief Financial Officer of Aelita Software
                                               Corporation, Dublin, Ohio, a company that develops software for Fortune
                                               1000 companies to manage e-business network infrastructures, since March
                                               12, 2001. From May 1999 to March 2001, Mr. Largent served as Chief
                                               Financial Officer and Treasurer of Plug Power, Inc., Latham, New York, a
                                               designer and developer of on-site electricity generation systems. Mr.
                                               Largent continues to provide consulting services to Plug Power. Mr.
                                               Largent served as the Company's Senior Vice President of Operations and
                                               Chief Financial Officer from April 1997 to June 1999. Prior to joining the Company, Mr. Largent served as the Executive Vice President and
                                               Chief Financial Officer of Metatec Corporation, an information services company engaged in optical disc manufacturing and distribution, software development and network services. Mr. Largent had been an officer and director at Metatec since 1993.

Richard W. Oliver, 55          1993         Chief Executive Officer of the American Graduate School of Management, an
                                               eLearning company Mr. Oliver formed in May 2000. Prior to that, Mr.
                                               Oliver had been Professor of Management at the Owen Graduate School of anagement, Vanderbilt University, Nashville, Tennessee, since September
                                               1992. From 1977 to September 1992, Mr. Oliver served in various marketing capacities, including Vice President, Business and Residential
                                               Services, Vice President, Corporate Marketing and special assistant to the Chairman and Chief Executive Officer, for Northern Telecom Ltd. Mr.
                                               Oliver is Chairman of the Board of Symmetricom, Inc., a company which has a class of equity securities registered pursuant to the Securities
                                               Exchange Act of 1934.

                              CONTINUING DIRECTORS - TERMS TO EXPIRE 2004 (CLASS II)

Thomas W. Huseby, 63           1996         Retired as director of Network Systems Division of Lucent Technologies.
                                               His experience includes a wide range of manufacturing, development and research activities.

Curtis A. Loveland, 55         1991         Partner, Porter, Wright, Morris & Arthur LLP, Attorneys at Law, since
                                               1979 and Secretary of the Company since April 1992. Mr. Loveland is also a director of Rocky Shoes & Boots, Inc. which has a class of equity securities registered pursuant to the Securities Exchange Act of 1934.


                               DIRECTOR
                               CONTINUOUSLY
NAME AND AGE                   SINCE                         PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------------------------

Gerard B. Moersdorf, Sr., 72   1987         Retired as Export  Manager of  Industrial  Chemical Sales Division of
                                               Procter & Gamble Distributing Company, Cincinnati, Ohio. Gerard B.
                                               Moersdorf, Sr. is the father of Gerard B. Moersdorf,  Jr., Chairman of the Board and Founder of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company had a total of seven meetings during 2001. No director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and the meetings of any committees of the Board of Directors on which the director served, except for Michael J. Endres who was absent at two Board of Director meetings and one Stock Option and Compensation Committee meeting. The Board of Directors has an Audit Committee and a Stock Option and Compensation Committee (the "Compensation Committee").

         The members of the Audit Committee are Curtis A. Loveland, Richard W. Oliver, and Thomas W. Huseby. The Audit Committee oversees the work of the internal accounting staff and external auditors. The Audit Committee met four times during 2001. For further information on the Audit Committee, see "Board Audit Committee Report" on page 16.

         The members of the Compensation Committee are Michael J. Endres, Richard W. Oliver, and Alexander B. Trevor. James H. Blough served as a member of the Compensation Committee until April 25, 2001, and Mr. Endres began serving as a member of the Compensation Committee as of April 26, 2001. The Compensation Committee has the authority and responsibility to determine and administer the Company's compensation policies and to establish the salaries of executive officers, the formula for bonus awards to executive officers, and the grant of stock options under the Company's stock option plan. The Compensation Committee met three times during 2001. For further information on the Compensation Committee, see "Board Compensation Committee Report on Executive Compensation" beginning on page 13.

EXECUTIVE OFFICERS

         The executive officers of the Company are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to Gerard B. Moersdorf, Jr., Chairman of the Board, and Robert L. Smialek, President and Chief Executive Officer, the following persons are executive officers of the Company.

         MICHAEL P. KEEGAN, age 34, joined the Company in July 1999 and serves as Vice President, Chief Financial Officer, and Treasurer. Prior to joining the Company, Mr. Keegan served as Vice President, Corporate Controller of Orbital Sciences Corporation in Dulles, Virginia. Mr. Keegan had been with Orbital Sciences Corporation for five years prior to joining the Company. Prior to joining Orbital, Mr. Keegan was an accountant with KPMG LLP for five years.

         WILLIAM J. MRUKOWSKI, age 60, joined the Company in October 1997 and serves as Senior Vice President, International Sales. Prior to his appointment as Senior Vice President, International Sales, Mr. Mrukowski served as Senior Vice President, Sales and Marketing. Prior to joining the Company, Mr. Mrukowski served with Liebert Corporation as Senior Vice President responsible for worldwide sales. Mr. Mrukowski had been with Liebert Corporation for 17 years prior to joining the Company.

         KATHY L. BROOKS, age 46, joined the Company in April 2000 and serves as Vice President of Human Resources. Prior to joining the Company, Ms. Brooks served as Vice President, Human Resources with reSOURCE PARTNER, Inc., an application service provider, from July 1995 to November 1999.

         MATTHEW P. BRUENING, age 36, joined the Company in July 2001 and serves as Vice President of Sales. Prior to joining the Company, Mr. Bruening served as Regional Vice President of Fiberlink Communications Corp., a virtual private networking (VPN) service company from January 2001 to April 2001. Prior to joining Fiberlink, Mr. Bruening served as a Regional Vice President, VPN Sales of UUNET (and its predecessor, CompuServe Network Services), a WorldCom company that provides Internet communications solutions for business customers. Mr. Bruening was appointed Regional Vice President, VPN Sales of UUNET in June 1999 and served in several other sales and sales management roles during his nearly 13 year tenure.

         JOSEPH L. GOVERN, age 44, joined the Company in September 2000 and serves as Vice President of Services Division. Prior to joining the Company, Mr. Govern served as Senior Vice President of Operations for the Installation Services group at Radio Shack (formerly AmeriLink Corp.) from February 1992 to May 2000. Mr. Govern also served as Vice President of Finance and Administration of AmeriLink during his 15 years at the company.

         ERIC W. LANGILLE, age 43, joined the Company in January 1995 and serves as Vice President of Operations. Prior to his appointment as Vice President of Operations, Mr. Langille served as Director of Manufacturing. Prior to joining the Company, Mr. Langille was Vice President of Manufacturing at Plexus Corporation, a leading contract manufacturing organization.

         THOMAS R. MCCABE, age 41, joined the Company in July 2000 and serves as Vice President of Marketing and Business Development. Prior to his appointment as Vice President of Marketing and Business Development, Mr. McCabe served as Vice President, New Business Development. Prior to joining the Company, Mr. McCabe served as Vice President of Product Management for SpectraPoint Wireless LLC, a joint venture between Motorola, Inc. and Cisco Systems, Inc. from June 1998 to June 2000. Prior to joining SpectraPoint, Mr. McCabe was Director of Strategic Development at Bosch Telecom from June 1997 to May 1998. Prior to joining Bosch Telecom, Mr. McCabe was a Senior Product Manager at Texas Instruments, Inc.

EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer, and the next four highest paid executive officers of the Company whose combined salary and bonus exceeded $100,000 for fiscal year ended December 31, 2001.

                                           SUMMARY COMPENSATION TABLE

                                          Annual Compensation
                                          -------------------

          Name and             Fiscal                               Other Annual                   All Other
     Principal Position         Year      Salary        Bonus       Compensation    Options #    Compensation(1)
     ------------------         ----      ------        -----       ------------    ---------    ------------
Gerard B. Moersdorf, Jr.        2001     $289,423         --             --           25,000          $5,100
Chairman of the Board           2000     $250,000      $150,000          --            --            $10,081
                                1999     $250,000         --             --            --             $6,992

Robert L. Smialek(2)            2001     $300,000         --             --           25,000          $5,100
President and Chief             2000     $135,000       $90,000          --          400,000          $7,887
Executive Officer

Michael P. Keegan(3)            2001     $165,000         --             --           20,000          $4,516
Vice President, Chief           2000     $150,000       $90,000          --           50,000          $8,763
Financial Officer and           1999      $63,462         --         $69,289(4)       50,000          $3,073
Treasurer

Joseph L. Govern(5)             2001     $164,683       $25,000          --           15,000          $5,100
Vice President of               2000      $40,000       $24,000          --           30,000          $2,245
Services Division

Thomas R. McCabe (6)            2001     $160,000       $15,000          --           15,000          $3,190
Vice President of Marketing     2000      $61,154       $45,000      $75,220(7)       50,000          $3,521
and Business Development

-----------------

(1) Represents the amount of the Company's match and earned profit sharing funded to the Company's 401(k) Plan and Trust.
(2) Mr. Smialek became President and Chief Executive Officer of the Company as of July 20, 2000.
(3) Mr. Keegan became Vice President and Chief Financial Officer of the Company as of July 26, 1999.
(4)  Represents relocation reimbursement paid to Mr. Keegan in 1999.
(5) Mr. Govern became Vice President of Services Division of the Company as of September 25, 2000.
(6) Mr. McCabe became Vice President of Marketing and Business Development of the Company as of July 17, 2000.
(7)  Represents relocation reimbursement paid to Mr. McCabe in 2000.

EMPLOYMENT AGREEMENTS

         The Company entered into employment agreements with Mr. Smialek on July 13, 2000, Messrs. Moersdorf, Jr. and Keegan on October 19, 2000, and Messrs. Govern and McCabe on August 15, 2001. The employment agreements are "at will" and, therefore, do not have a stated term.

         Each of these employment agreements provides for a minimum base salary, plus any increases in base compensation as may be authorized by the Board of Directors. The employment agreements also provide for each executive's continued participation in the Company's bonus plan, employee benefit programs, and other benefits as described in the employment agreements.

         In the event of termination of employment (i) by reason of death or disability (as defined in the employment agreements); (ii) by the Company for cause (as defined in the employment agreements); (iii) by Messrs. Moersdorf, Jr., Keegan, Govern, or McCabe for any reason; or (iv) by Mr. Smialek without good reason (as defined in Mr. Smialek's employment agreement), the Company shall provide payment to the executive of the earned but unpaid portion of his base salary through the termination date. If Mr. Smialek terminates his employment for good reason, he will receive his base salary for an additional 12 months, in addition to receiving payment for the earned but unpaid portion of his base salary through the termination date.

         In the event of termination of employment by the Company without cause, the Company will pay to the executive (i) the earned but unpaid portion of his base salary through the termination date and (ii) base salary for an additional 12 months in the case of Messrs. Smialek and Moersdorf, Jr., and base salary for an additional six months in the case of Messrs. Keegan, Govern and McCabe.

         Under the employment agreements for Messrs. Smialek, Moersdorf, Jr., and Keegan, the Company must pay severance benefits, under certain circumstances, in the event of a change in control (as defined in the employment agreements) of the Company. The employment agreements provide that if (i) the executive is terminated by the Company for any reason other than for cause (as defined in the employment agreements) following a change in control; (ii) the executive terminates his employment for good reason (as defined in the employment agreements) in the 12 month period following a change in control; or
(iii) the executive terminates his employment for any reason in the 13th month following a change in control, then the Company must pay the earned but unpaid portion of his base salary, plus two times the executive's current annual compensation (as defined in the employment agreements). In addition, all of the executive's stock options and restricted stock awards shall become 100% vested (and thereafter be exercisable in accordance with such governing stock option or restricted stock agreements and plans), and the Company shall maintain certain fringe benefits as provided in the employment agreements.

         Under the employment agreements for Messrs. Govern and McCabe, the Company also must pay severance benefits, under certain circumstances, in the event of a change in control (as defined in the employment agreements) of the Company. The employment agreements provide that if (i) the executive is terminated by the Company for any reason other than for cause (as defined in the employment agreements) following a change in control; or (ii) the executive terminates his employment for good reason (as defined in the employment agreements) in the 12 month period following a change in control, then the Company must pay the earned but unpaid portion of his base salary, plus one times the executive's current annual compensation (as defined in the employment agreements). In addition, vesting of the executive's stock options and restricted stock awards shall accelerate by 24 months plus an additional 12 months for each year that the executive has been employed by the Company (and thereafter be exercisable in accordance with such governing stock option or restricted stock agreements and plans), and the Company shall maintain certain fringe benefits as provided in the employment agreements.

         The employment agreements also contain non-competition and non-solicitation covenants. These covenants, as described in the employment agreements, are effective during employment and for a period of 12 months following termination of employment.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides certain information regarding stock options granted during 2001 to each of the executive officers named in the Summary Compensation Table.

                                           Individual Grants
                             -----------------------------------------------
                                                                                           (f)
                                                                               Potential Realizable Value
                                                                                 At Assumed Annual Rates
                                                                               Of Stock Price Appreciation
                                                                                   For Option Term(1)
                                            (c)
                                        % of Total
                                          Options
                                (b)     Granted To      (d)
                             Options     Employees   Exercise       (e)
            (a)               Granted    In Fiscal   Price      Expiration
           Name                 (#)        Year       ($/Sh)      Date            5%($)           10%($)
---------------------------- ---------- ------------ ---------- ------------ ---------------- ---------------
Gerard B. Moersdorf, Jr.     25,000(2)     2.3%       $11.70      1/01/11       $183,952         $466,170

Robert L. Smialek            25,000(3)     2.3%       $11.70      1/01/11       $183,952         $466,170

Michael P. Keegan            20,000(4)     1.8%       $11.70      1/01/11       $147,161         $372,936

Joseph L. Govern             15,000(5)     1.4%       $11.70      1/01/11       $110,371         $279,702

Thomas R. McCabe             15,000(6)     1.4%       $11.70      1/01/11       $110,371         $279,702

-----------------

(1) The amounts under the columns labeled "5%($)" and "10%($)" are included by the Company pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of the Company's common stock. Such amounts are based on the assumption that the option holders hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of the Company's common stock.
(2) On April 26, 2001, an incentive option to purchase 25,000 shares of common stock was granted to Mr. Moersdorf, Jr., at an exercise price equal to the fair market value of the Company's common stock on the date of grant. These options vest and become exercisable at a rate of 20% per year.
(3) On April 26, 2001, a non-statutory option to purchase 25,000 shares of common stock was granted to Mr. Smialek, at an exercise price equal to the fair market value of the Company's common stock on the date of grant. These options vest and become exercisable at a rate of 20% per year.
(4) On April 26, 2001, an incentive stock option to purchase 5,075 shares of common stock and a non-statutory option to purchase 14,925 shares were granted to Mr. Keegan, at an exercise price equal to the fair market value of the Company's common stock on the date of grant. These options vest and become exercisable at a rate of 20% per year.
(5) On April 26, 2001, an incentive option to purchase 425 shares of common stock and a non-statutory option to purchase 14,575 shares was granted to Mr. Govern, at an exercise price equal to the fair market value of the Company's common stock on the date of grant. These options vest and become exercisable at a rate of 20% per year.
(6) On April 26, 2001, an incentive option to purchase 15,000 shares of common stock was granted to Mr. McCabe, at an exercise price equal to the fair market value of the Company's common stock on the date of grant. These options vest and become exercisable at a rate of 20% per year.

                     AGGREGATED OPTION EXERCISES AND FISCAL
                           YEAR-END OPTION VALUE TABLE

         The following table provides certain information regarding the value of stock options at December 31, 2001, held by the Company's executive officers named in the Summary Compensation Table.

                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                            SHARES                    UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                          ACQUIRED ON    VALUE        OPTIONS AT FISCAL YEAR         FISCAL YEAR END ($)(1)
                           EXERCISE     REALIZED     -------------------------   ------------------------------
          NAME                (#)          ($)      EXERCISABLE  UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
------------------------  -----------   ---------   -----------  -------------   -------------   --------------

Gerard B. Moersdorf, Jr.       --          --             --          25,000           --              --

Robert L. Smialek              --          --           80,000       345,000           --              --

Michael P. Keegan              --          --           30,000        90,000        $31,400          $48,000

Joseph L. Govern               --          --            6,000        39,000           --              --

Thomas R. McCabe               --          --           10,000        55,000           --              --


-----------------

(1) Represents the total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.


COMPENSATION OF DIRECTORS

         Each non-employee director receives $1,000 for each Board of Directors meeting attended and $500 for each committee meeting attended, provided such committee meeting was not on the same day as a Board of Directors meeting. Non-employee directors of the Company are eligible to receive stock options under the 2001 Stock Incentive Plan on terms approved by the Board of Directors. Pursuant to this provision, on April 26, 2001, James H. Blough, Michael J. Endres, Thomas W. Huseby, William H. Largent, Curtis A. Loveland, Gerard B. Moersdorf, Sr., Richard W. Oliver, and Alexander B. Trevor, each received an option to purchase 9,000 shares of common stock of the Company exercisable on January 1, 2002 and at any time for a period of nine years from January 1, 2002 at a price of $11.70 per share.

RELATED PARTY TRANSACTIONS

         Mr. Loveland, a director and Secretary of the Company, is a partner in the law firm of Porter, Wright, Morris & Arthur LLP which firm serves as general counsel to the Company.

         As part of his employment agreement, the Company sold Mr. Smialek, the Company's President and Chief Executive Officer, 100,000 unregistered shares of its common stock at $12.00 per share, the closing market price on the date of his employment, July 20, 2000. Mr. Smialek paid for the stock with $600,000 of cash and a $600,000 promissory note to the Company, bearing interest at 6.62%, payable in five equal annual installments of principal and interest commencing on July 13, 2001. Mr. Smialek has pledged the 100,000 shares as security for payment of the note. Mr. Smialek owed $515,346 of principal and interest on the note as of February 28, 2002.

         The Company believes that all terms of the transactions and existing arrangements set forth above are no less favorable to the Company than similar transactions and arrangements which might have been entered into with unrelated parties.

         The following Board Compensation Committee Report on Executive Compensation, Performance Graph, and Board Audit Committee Report will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee reviews and evaluates individual executive officers and determines the compensation for each executive officer. In general, compensation is designed to attract and retain qualified key executives, reward individual performance, relate compensation to Company goals and objectives and enhance stockholder value.

         Prior to 1994, compensation for executive officers included base salary and stock option awards. Base salary was reviewed annually in light of the Committee's perception of individual performance and performance of the Company as a whole. No specific weight was given to any of these factors in the evaluation of an executive officer's base salary. Beginning with fiscal 1994, the Committee established in advance a formula for determining the amount of bonus to be paid to senior executive officers.

         The Fiscal 2001 Bonus Program (the "2001 Plan") was adopted by the Compensation Committee in March 2001. The bonuses for Messrs. Smialek, Moersdorf, Jr. and Keegan under the 2001 Plan were based solely upon the achievement of financial objectives, including obtaining sales and operating profit targets. The bonuses for all other executive officers were based 75% on financial objectives and 25% on management objectives. The Company must meet both the minimum sales and operating profit targets for an officer to be eligible to receive the financial objective portion of his or her bonus.

         The Committee also awards stock options to executive officers to encourage share ownership and to give them a stake in the performance of the Company's stock. The specific number of stock options granted to individual executive officers is determined by the Committee's perception of relative contributions or anticipated contributions to overall corporate performance.

         Compensation for Mr. Smialek, the Company's President and Chief Executive Officer, during the 2001 fiscal year included base salary only. Mr. Smialek did not receive any bonus under the 2001 Plan. Mr. Smialek's salary was determined by reviewing the previous level of his base salary, industry analysis and comparison and increases in the cost of living. No specific weight was given to any of these factors in determining Mr. Smialek's base salary. Options to purchase 25,000 shares were granted to Mr. Smialek during fiscal year 2001.

         Compensation for the other named executive officers during the 2001 fiscal year included base salary and, in some cases, bonus awards under the 2001 Plan. Base salary was determined by reviewing the previous levels of base salary, perceived level of individual performance and the overall performance of the Company. No specific weight was given to any of these factors in the evaluation of base salaries because each of these factors was considered significant and the relevance of each varies depending on an officer's responsibilities.

         The Budget Reconciliation Act of 1993 amended the Internal Revenue Code of 1986 to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. The Compensation Committee does not believe that this law will impact the Company because the current level of compensation for each of the Company's executive officers is well below the $1,000,000 salary limitation.

             Compensation Committee: Alexander B. Trevor (Chairman),
                     Michael J. Endres and Richard W. Oliver

PERFORMANCE GRAPH

         The following graph shows the dollar change in the cumulative total return performance to holders of the Company's common stock with that of the NASDAQ Stock Market - U.S. Index and the Standard & Poor's Communication Equipment Manufacturers Index, both of which are published indexes. This comparison includes the period beginning December 31, 1996 through December 31, 2001. The Company's common stock is traded on the NASDAQ National Market under the symbol "AINN." The comparison of the cumulative total returns for each investment assumes that $100 was invested in the Company's common stock on December 31, 1996, and in the respective index on December 31, 1996, and that all dividends were reinvested.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                         AMONG APPLIED INNOVATION INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                  AND THE S & P COMMUNICATIONS EQUIPMENT INDEX


                                    [GRAPH]

                                                                  Cumulative Total Return
                                            -------------------------------------------------------------------
                                                 12/96      12/97       12/98      12/99      12/00      12/01
APPLIED INNOVATION INC.                         100.00      89.80       56.12     135.72     139.80     101.22
NASDAQ STOCK MARKET (U.S.)                      100.00     122.48      172.68     320.89     193.01     153.15
S & P COMMUNICATIONS EQUIPMENT                  100.00     130.29      229.50     503.98     220.37      80.98


*$100 invested on 12/31/96 in stock or index-including reinvestment dividends.
 Fiscal year ending December 31.


Copyright(c) 2002 Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

BOARD AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors met four times in fiscal 2001. Each member of the Audit Committee meets the independence standards established by the National Association of Securities Dealers (NASD). The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as directed by the Board. The full responsibilities of the Audit Committee are set forth in its written charter, as adopted by the Board of Directors.

         In fulfilling its responsibilities, the Audit Committee recommended to the Board the selection of KPMG LLP as the Company's independent accountants. The Audit Committee:

         - discussed and considered the independence of KPMG LLP, reviewing as necessary all relationships and services which might bear on the objectivity of the independent accountants;
         -   received written affirmation that KPMG LLP is in fact independent;
         - discussed the overall audit process, receiving and reviewing all reports;
         - involved KPMG LLP in the Audit Committee's review of the Company's financial statements and related reports with management;
         - provided to KPMG LLP full access to the Audit Committee and the Board to report on any and all appropriate matters; and
         - discussed with KPMG LLP all matters required to be reviewed by generally accepted auditing standards.

         The Audit Committee provided guidance and oversight to the audit function of the Company including review of the organization, plans and results of this activity. Both the Chief Financial Officer and KPMG LLP were afforded the routine opportunity to meet privately with the Audit Committee and were encouraged to discuss any matters they desired.

         The Audit Committee also met with selected members of management and the independent accountants to review financial statements (including quarterly reports), discussing such matters as the quality of earnings; estimates, reserves, and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded.

         In addition, the Audit Committee considered the quality and adequacy of the Company's internal controls and the status of pending litigation, taxation matters and other areas of oversight to the financial reporting and audit process that the Audit Committee felt appropriate. Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K.

         Management's responsibility for financial reporting and the report and opinion of KPMG LLP are filed separately in the annual report and should be read in conjunction with this letter and review of the financial statements.

         Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2001, were met and that the financial reporting and audit processes of the Company are functioning effectively.

         Audit Committee: Richard W. Oliver (Chairman), Thomas W. Huseby
                             and Curtis A. Loveland

                     APPROVAL OF THE APPLIED INNOVATION INC.
                          EMPLOYEE STOCK PURCHASE PLAN

         At the Annual Meeting there will be submitted to stockholders a proposal to adopt the Applied Innovation Inc. Employee Stock Purchase Plan. The Board of Directors has unanimously approved the adoption of the Employee Stock Purchase Plan. This summary of the principal features of the Employee Stock Purchase Plan is qualified in its entirety by the full text of the Employee Stock Purchase Plan, which is attached hereto as Appendix A and incorporated herein by reference. A vote in favor of adopting the Employee Stock Purchase Plan will constitute approval of all terms of the Employee Stock Purchase Plan.

         The Employee Stock Purchase Plan, if adopted, would authorize the sale of up to 500,000 shares of Applied Innovation Inc. common stock to eligible employees. Approval of the proposal to adopt the Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of the shares of Applied Innovation Inc. common stock present in person or by proxy and entitled to vote at the Annual Meeting. The Board of Directors of the Company recommends a vote FOR approval of the adoption of the Applied Innovation Inc. Employee Stock Purchase Plan.

THE EMPLOYEE STOCK PURCHASE PLAN

         The Employee Stock Purchase Plan is an arrangement under which the employees of the Company and its subsidiaries may purchase Applied Innovation Inc. common stock at a discounted price through payroll deductions. The purpose of the Employee Stock Purchase Plan is to provide incentives to employees of the Company and its subsidiaries, to attract individuals with a high degree of training, experience, expertise and ability, to provide an opportunity to such individuals to acquire a proprietary interest in the success of the Company, to increase their interest in the Company's welfare, to align their interests with those of the Company stockholders, and to encourage them to remain with the Company.

         The Employee Stock Purchase Plan will be administered by the Stock Option and Compensation Committee (the "Committee") or another committee appointed by the Board of Directors to administer the Employee Stock Purchase Plan. The Committee may delegate its authority to an administrator.

         Any individual who is an employee of the Company or any approved subsidiary of the Company whose customary employment with the Company or any approved subsidiary is at least twenty (20) hours per week is eligible to participate in the Employee Stock Purchase Plan. The number of individuals who are eligible employees of the Company as of February 28, 2002, is approximately 255.

         Notwithstanding the eligibility provisions described above, no employee of the Company or any approved subsidiary shall be granted an option to purchase Applied Innovation Inc. common stock under the Employee Stock Purchase Plan

         - if, immediately after the grant, such employee would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company, or

         - which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 worth of stock (determined at the time such option is granted) for any calendar year in which such option would be outstanding at any time.

         Eligible employees are entitled to participate in one or both of the offering periods ("Offering Periods") conducted under the Employee Stock Purchase Plan during each calendar year. The Offering Periods commence January 1 and July 1 of each year and end on the following June 30 or December 31, respectively, provided, however, that the Committee may change the duration of the Offering Periods, but in no event shall an option granted under the Employee Stock Purchase Plan be exercisable more than twenty-seven (27) months from its date of grant. During each Offering Period, eligible employees may direct and authorize the Company to make payroll deductions during the Offering Period in an amount from one percent (1%) to ten percent (10%) of such employee's compensation which he or she receives during the Offering Period. All payroll deductions made for a participant are credited to his or her account under the Employee Stock Purchase Plan. A participant may not make additional payments into such account. The Company's Board of Directors may limit the number of shares of Applied Innovation Inc. common stock that participants can acquire in any Offering Period by giving notice to employees prior to commencement of such Offering Period.

         On the first day of each Offering Period, each eligible employee participating in such Offering Period is granted an option to purchase on the last day of each Offering Period (at the applicable purchase price) up to a number of shares of Applied Innovation Inc. common stock determined by dividing such employee's payroll deductions accumulated during the Offering Period by the applicable purchase price. The Company does not receive any consideration for the grant of any options.

         On the last day of each Offering Period, each participating employee purchases shares at a purchase price per share equal to ninety percent (90%) of the fair market value of a share of Applied Innovation Inc. common stock on the first trading day of each Offering Period or on the last trading day of each Offering Period, whichever is lower.

         A participant may discontinue his or her participation in the Employee Stock Purchase Plan by notifying the Company. Unless allowed by the Committee, a participant may not increase his or her participation in the Employee Stock Purchase Plan during an Offering Period, and may only decrease his or her participation in the plan once during an Offering Period.

         The maximum number of shares of Applied Innovation Inc. common stock which will be issued pursuant to the Employee Stock Purchase Plan shall be 500,000 shares, subject to appropriate adjustment if there is any increase, reduction, or change or exchange of Applied Innovation Inc. common stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, share dividend, share split or reverse split, combination or exchange of shares, repurchase of Applied Innovation Inc. common stock or change in corporate structure. The Committee shall conclusively determine such appropriate adjustments, if any, to be made under the Employee Stock Purchase Plan. The market value of the 500,000 shares of Applied Innovation Inc. common stock to be subject to the Employee Stock Purchase Plan was approximately $2,500,000 at March 4, 2002.

         The Company's Board of Directors may amend, suspend or discontinue the Employee Stock Purchase Plan for the purpose of complying with changes to the Internal Revenue Code of 1986, as amended (the "Code"), or ERISA. For any other purpose, the Board may amend, modify, suspend or terminate the Employee Stock Purchase Plan no more than once every six months, provided no such termination can affect options previously granted. Subject to changes in law or other legal requirements, the Plan may not be amended without the consent of the holders of a majority of the outstanding shares of common stock then outstanding to

         - increase the aggregate number of shares of common stock that may be issued under the Employee Stock Purchase Plan;

         - increase materially the benefits accruing to participants under the Employee Stock Purchase Plan; or
         - modify materially the eligibility requirements for participation in the Employee Stock Purchase Plan.

         The Employee Stock Purchase Plan, subject to the Company's Board of Directors' right to terminate the Plan, will automatically terminate on July 31, 2012.

FEDERAL INCOME TAX CONSEQUENCES

         Options granted under the Employee Stock Purchase Plan are intended to constitute qualified stock options in an "employee stock purchase plan" under
Section 423 of the Code. In general, no taxable income will be realized at the time an option is granted pursuant to the Employee Stock Purchase Plan (i.e., the Enrollment Date) or at the time of purchase of shares of Applied Innovation Inc. common stock pursuant to the Employee Stock Purchase Plan. Upon disposition of shares (other than a transfer by a decedent to his or her estate) two years or more after the date of the grant of the option and at least one year after acquiring such shares, a participant will recognize as ordinary income (and not as gain upon the sale or exchange of a capital asset) an amount equal to the lesser of:

         (i) the excess of the fair market value of the shares on the date of disposition over the amount paid for such shares, or

         (ii) 10% of the fair market value of the shares at the time of the grant.

In addition, a participant may incur a capital gain in an amount equal to the difference between the sale price of the shares and the basis in the shares (i.e., purchase price plus the amount, if any, taxed to the participant as ordinary income described above).

         Upon disposition of the shares (including any gifts of shares) within two years after the date when a participant is granted an option or within one year after the date a participant acquires such shares, the participant generally will have ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the amount paid for the shares. In addition, the participant may incur a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and basis in the shares (i.e., purchase price plus the amount, if any, taxed to the participant as ordinary income as described above).

         In the event that the sale of shares acquired upon the exercise of an option could subject a participant to liability under Section 16(b) of the Securities Exchange Act of 1934, the time for determining the amount of ordinary income, for reporting such income, and for commencing the holding period for capital gains purposes is postponed until the restrictions of Section 16(b) no longer apply. The amount of ordinary income reportable and the amount of the Company's corresponding deduction will be measured by the excess of the fair market value per share on such later date over the exercise price paid for the shares. However, by making an appropriate election under Section 83(b) of the Code within 30 days of the exercise date of an option, a participant may treat the acquired shares for income tax purposes as if they were not restricted under said Section 16(b).

         Upon a disposition of any shares of Applied Innovation Inc. common stock received pursuant to the exercise of any option under the Employee Stock Purchase Plan or any event resulting in taxable compensation to a participant, the Company will have the right to require the participant to remit to the Company an amount sufficient to satisfy all federal, state and local requirements as to income tax withholding and employee contributions to employment taxes or, alternatively, in the Committee's sole discretion, the Company may withhold all such amounts from other cash compensation then being paid to the participant by the Company.

                              INDEPENDENT AUDITORS

         The Board of Directors has appointed KPMG LLP, independent accountants, as auditors for the Company for fiscal 2002. KPMG LLP has served as the independent auditors for the Company since 1993. The Board of Directors believes that the reappointment of KPMG LLP for fiscal 2002 is appropriate because of the firm's reputation, qualifications, and experience. Representatives of KPMG LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions.


                       FEES OF THE INDEPENDENT ACCOUNTANTS
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001

         The following table shows the aggregate fees billed to the Company by its independent accountants, KPMG LLP, for services rendered during the fiscal year ended December 31, 2001.

                                   DESCRIPTION OF FEES                          AMOUNT
         ----------------------------------------------------------------     -----------
         Audit Fees(1)                                                          $99,600
         Financial Information Systems Design and Implementation Fees                $0
         All Other Fees(2)
              Tax Services                                                      $58,045
              Other                                                             $18,300

-----------------
(1) Includes fees for audit of the December 31, 2001 financial statements and reviews of the related quarterly financial statements.
(2) The Audit Committee of the Company's Board of Directors has considered whether the rendering of such non-audit services by KPMG LLP is compatible with maintaining the principal accountant's independence.


                                  ANNUAL REPORT

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2001 containing financial statements for such year and the signed opinion of KPMG LLP, independent accountants, with respect to such financial statements, is being sent to stockholders concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material, and management does not intend to ask, suggest or solicit any action from the stockholders with respect to such report.

         A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS UPON REQUEST TO: MICHAEL P. KEEGAN, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, APPLIED INNOVATION INC., 5800 INNOVATION DRIVE, DUBLIN, OHIO 43016, OR MAY BE OBTAINED ON-LINE FROM OUR WEBSITE AT www.aiinet.com.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that all filing requirements were complied with during fiscal 2001.


                         COST OF SOLICITATION OF PROXIES

         The cost of this solicitation will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so.


                              STOCKHOLDER PROPOSALS

         Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Stockholders. Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the Annual Meeting of Stockholders to be held in 2003 must be received by the Company (addressed to the attention of the Secretary) on or before November 22, 2002. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2003 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company after February 5, 2003. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Delaware.

                                  OTHER MATTERS

         The only business which management intends to present at the meeting consists of the matters set forth in this statement. Management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.

         All proxies received duly executed will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to the Company, Attention: Robert L. Smialek, or in person at the meeting, without affecting any vote previously taken.


                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         GERARD B. MOERSDORF, JR.
                                         CHAIRMAN OF THE BOARD AND FOUNDER

                                                                      APPENDIX A

                             APPLIED INNOVATION INC.
                          EMPLOYEE STOCK PURCHASE PLAN

1.       PURPOSE.

         The Applied Innovation Inc. Employee Stock Purchase Plan (the "Plan") is being established for the benefit of employees of Applied Innovation Inc., a Delaware corporation (the "Company"), and certain affiliated companies. The Plan is intended to provide eligible employees with an opportunity to purchase shares of common stock, $0.01 par value, of the Company (the "Shares"), through accumulated payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code, and the provisions of the Plan shall be construed in a manner consistent with the requirements of such Section of the Code.

2.       DEFINITIONS.

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Change in Capitalization" shall mean any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, share dividend, share split or reverse share split, combination or exchange of shares, repurchase of Shares, change in corporate structure or otherwise.

         (c) "Change in Control" of the Company shall have the meaning given in
Section 16(b) hereof.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Committee" shall mean the Stock Option and Compensation Committee or any other committee of members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein.

         (f) "Company" shall mean Applied Innovation Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

         (g) "Compensation" shall mean an Employee's base salary only and does not include overtime pay, bonuses, commissions, income from the exercise of any stock option, other special or incentive income, and similar items of compensation.

         (h) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence taken pursuant to the Employer's written leave of absence policy if such leave is for a continuous period of not more than one year.

         (i) "Designated Subsidiaries" shall mean the Subsidiaries of the Company as of the Effective Date, and corporations which become Subsidiaries of the Company after the Effective Date.

         (j) "Effective Date" shall have the meaning set forth in Section 22 hereof.

         (k) "Employee" shall mean any person, including an officer, whose customary employment, as of an Offering Date, by the Company or a Designated Subsidiary of the Company, is at least twenty (20) hours per week.

         (l) "Employer" shall mean, as to any particular Employee, the corporation which employs such Employee, whether it is the Company or a Designated Subsidiary of the Company.

         (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (n) "Exercise Date" shall mean the last business day of each Offering Period, except as the Committee may otherwise provide. For purposes of the Plan, the term "business day" means a day on which there is permitted trading of the Shares on the NASDAQ National Market or on a national securities exchange, whichever is applicable; and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in the State of Delaware.

         (o) "Fair Market Value" per Share as of a particular date shall mean:

                  (i) the closing sales price, regular way for the Shares on any national securities exchange on which the Shares are actively traded on such date (or if such exchange was not open for trading on such date, the next preceding date on which it was open); or

                  (ii) if there is no price as specified in (i), the mean of the last reported bid-and-asked quotations regular way, for the Shares on such exchange on such date (or if there was no such quotations on such date, the next preceding date); or

                  (iii) if there also is no price as specified in (ii), the closing sales price, regular way, or in the absence thereof the mean of the last reported bid-and-asked quotations, for the Shares on the other exchange on which the Shares are permitted to trade having the greatest volume of trading in the Shares during the 30-day period preceding such date, on such date (or if there were no such quotations on such date, the next preceding date); or

                  (iv) if there also is no price as specified in (iii), the final reported sales price, or if not reported in the following manner, the highest bid quotation, in the over-the-counter market for the Shares as reported by the National Association of Securities Dealers Automatic Quotation System, or if not so reported, then as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services, on such date (or if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does
                  so); or

                  (v) if there also is no price as specified in (iv), the price determined by the Committee by reference to the bid-and-asked quotations for the Shares provided by members of an association of brokers and dealers registered pursuant to subsection 15(b) of the Exchange Act, which members make a market in the Shares, for such recent dates as the Committee shall determine to be appropriate for fairly determining current fair market value; or

                  (vi) if there also is no price as specified in (v), the price determined by the Committee for the date in question.

         (p) "Maximum Yearly Amount" shall mean the maximum Fair Market Value dollar amount of Shares that a Participant may purchase under the Plan in a calendar year, if any, as set by the Board from time to time. The initial Maximum Yearly Amount is $15,000.

         (q) "Offering Date" shall mean the first business day of each Offering Period. In the event that the Board specifies the maximum number of Shares that a Participant may be permitted to acquire during an Offering Period pursuant to
Section 5(b) hereof, the Offering Date of an Offering Period will be the grant date for the options offered in such Offering Period. If no such maximum number of Shares has been specified by the Board pursuant to Section 5(b) hereof, the Exercise Date of an Offering Period will be the grant date for the options offered in such Offering Period. Notwithstanding the foregoing, the first Offering Date following the adoption of the Plan shall be the first business day on or after the Effective Date.

         (r) "Offering Period" shall mean each six (6) month period commencing on January 1 and July 1, respectively, which periods shall end on June 30 and December 31, respectively; provided, however, that the Committee shall have the power to change the duration of Offering Periods; provided further, however, that no option granted under the Plan shall be exercisable more than twenty-seven (27) months from its date of grant. Notwithstanding the foregoing, the first Offering Period following the adoption of the Plan shall begin on the Effective Date and end on December 31, 2002.

         (s) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an option, each of the corporations other than the Company owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

         (t) "Participant" shall mean an Employee who participates in the Plan.

         (u) "Participant's Account" shall mean the account established for a Participant pursuant to the Plan to which his or her payroll deductions, Shares acquired under the Plan, dividends received from such Shares, and dividend reinvestments shall be credited and from which cash distributions, cash used to purchase Shares and distributions of Shares will be debited.

         (v) "Plan" shall mean the Applied Innovation Inc. Employee Stock Purchase Plan, as amended from time to time.

         (w) "Shares" shall mean common stock, $0.01 par value, of the Company.

         (x) "Subsidiary" shall mean any corporation (other than the Company) or other business organization in an unbroken chain of corporations or business organizations beginning with the Company, if, at the time of granting an option, each of the corporations or other business organizations other than the last corporation or such other business organization in the unbroken chain owns shares or other voting securities possessing fifty percent (50%) or more of the total combined voting power of all classes of shares or other voting securities in one of the other corporations or such business organizations in such chain.

3.       ELIGIBILITY.

         (a) Subject to the requirements of Sections 4(b) and 20(d) hereof, any person who is an eligible Employee as of an Offering Date shall be eligible to participate in the Plan and be granted an option for the Offering Period commencing on such Offering Date.

         (b) Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary or Parent of the Company, or (ii) which permits such Employee's right to purchase shares under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary or Parent of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such shares (determined at the time such option is granted) for any calendar year in which such option would be outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. If the Employee's accumulated payroll deductions on the last day of the Offering Period would otherwise enable the Employee to purchase Shares in excess of the Section 423(b)(8) limitation described in this Section, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the Shares actually purchased shall be credited towards the next Offering Period. In the event the Employee elects to discontinue participation in the Plan, such amount shall be promptly refunded to the Employee by the Company, without interest.

4.       GRANT OF OPTION; PARTICIPATION; PRICE.

         (a) On each Offering Date, the Company shall commence an offering by granting each eligible Employee an option to purchase Shares, subject to the limitations set forth in Section 3(b), Section 4(d) and Section 10 hereof.

         (b) Each eligible Employee may elect to become a Participant in the Plan with respect to an Offering Period, by filing an agreement with his or her Employer authorizing payroll deductions in accordance with Section 5 hereof. Such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant by giving written notice to his or her Employer prior to the next occurring Exercise Date. Such authorization to make payroll deductions must be received by the Company at least twenty (20) days before the next succeeding Offering Date.

         (c) The option price per Share subject to an offering shall be the lesser of (i) 90% of the Fair Market Value of the Shares on the Offering Date of reference or (ii) 90% of the Fair Market Value of the Shares on the Exercise Date of reference; and, provided further that the option price per Share shall never be less than the par value per Share.

         (d) The Board may, but need not, specify by notice to all Employees prior to the start of a calendar year the Maximum Yearly Amount. No Employee shall be given options which permit such Employee's right to purchase shares of the Company and any Subsidiary or Parent of the Company to accrue at a rate which exceeds the Maximum Yearly Amount of such shares (determined at the time such option is granted) for any calendar year in which such options would be outstanding at any time. If the Employee's accumulated payroll deductions on the last day of the Offering Period would otherwise enable the Employee to purchase Shares in excess of the Maximum Year Amount, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the Shares actually purchased shall be credited towards the next Offering Period.

5.       PAYROLL DEDUCTIONS.

         (a) Subject to Section 4(b) hereof, a Participant may, in accordance with rules and procedures adopted by the Committee, authorize an after-tax payroll deduction of any whole percentage from one percent

(1%) to ten percent (10%) of such Participant's Compensation each pay period. A Participant may not increase such payroll deduction during an Offering Period for purchases to be made on the Exercise Date at the end of the current Offering Period; however, a Participant may increase the payroll deduction for purchases to be made in the subsequent Offering Period by giving written notice to the Company at any time prior to the beginning of an Offering Period (unless otherwise not permitted by the Committee in its sole discretion). A Participant may decrease a payroll deduction only once during each Offering Period for purchases to be made on the Exercise Date at the end of the current Offering Period, and such decrease must be made in writing to the Company at least thirty
(30) days prior to the next occurring Exercise Date. A Participant may decrease such payroll deduction for purchases to be made in the subsequent Offering Period by giving written notice to the Company at any time prior to the beginning of an Offering Period (unless otherwise not permitted by the Committee in its sole discretion). All payroll deductions made by a Participant shall be credited to such Participant's Account.

         (b) The Board may, but need not, specify by notice to all Employees prior to the first day of any Offering Period, a maximum number of Shares that any Participant shall be permitted to acquire pursuant to the Plan in any Offering Period, which maximum need not be the same for every Offering Period.

6.       EXERCISE OF OPTION.

         (a) Unless a Participant terminates his or her payroll deduction election and withdraws his or her accumulated payroll deductions from the Plan in accordance with Section 8(a) hereof, or unless the Committee otherwise provides, such Participant's election to purchase Shares shall be exercised automatically on the Exercise Date, and the maximum number of Shares (excluding any fractional Share, for which purposes the purchase amount shall be rounded to the next lower whole number of Shares) subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions.

         (b) Any cash balance remaining in a Participant's Account after the termination of an Offering Period will be carried forward to the Participant's Account for the purchase of Shares during the next Offering Period if the Participant has elected to continue to participate in the Plan. Otherwise, the Participant will receive a cash payment equal to the cash balance of his or her account.

         (c) The Shares purchased upon exercise of an option hereunder shall be credited to the Participant's Account under the Plan within ten (10) business days after the Exercise Date and shall be deemed to be transferred to the Participant as of such crediting date. Except as otherwise provided herein, the Participant shall have all rights of a stockholder with respect to credited Shares, including the right to vote such Shares, and will receive all dividends, distributions and stockholder communications with respect to such Shares.

7.       DELIVERY OF SHARES.

         (a) As promptly as practicable after receipt by the Company of a written request for withdrawal of Shares from any Participant's Account (or, in the discretion of the Committee, at any time after the termination of employment of any Participant), subject to Section 20(d) hereof, the Company shall arrange the delivery to such Participant of a share certificate representing the whole Shares credited to the Participant's Account which the Participant requests to withdraw. Subject to Section 7(b) hereof, withdrawals may be made no more frequently than once each Offering Period. Shares received upon share dividends or share splits shall be treated as having been purchased on the Exercise Date of the Shares to which they relate.

         (b) Notwithstanding anything in Section 7(a) hereof to the contrary, Shares may be withdrawn by a Participant more than once during an Offering Period under the following circumstances: (i) within sixty (60) days following a Change in Control of the Company or (ii) upon the approval of the Committee, in its sole discretion.

         (c) A Participant shall not be entitled to pledge, transfer, or sell Shares held in his or her Participant's Account until they are issued in certificate form; provided, however, that a Participant may sell or transfer Shares held in his or her Participant's Account if such sale or transfer is approved by the Committee, in its sole discretion, or if such sale or transfer is permitted by any Plan administrator that has been appointed by the Committee to administer the Plan.

8.       ELECTION TO TERMINATE PAYROLL DEDUCTIONS; TERMINATION OF EMPLOYMENT.

         (a) A Participant may terminate his or her payroll deductions elected pursuant to Section 5(a) hereof by giving written notice to the Company at least thirty (30) days prior to the next occurring Exercise Date or otherwise as may be approved by the Committee in its sole discretion. If such an election has been made, no further payroll deductions for the purchase of Shares will be permitted to be made for the Participant during such Offering Period. A Participant who has elected to terminate his or her payroll deductions in accordance with this Section 8(a) shall have the option with respect to all payroll deductions credited to such Participant's Account during the Offering Period either to (i) have such accumulated payroll deductions returned to the Participant or (ii) leave such accumulated payroll deductions in the Participant's Account to be used for the purchase of Shares on the Exercise Date occurring in such Offering Period. Unless a Participant who elects to terminate his or her payroll deductions in accordance with this Section 8(a) gives written notice to the Company at least thirty (30) days prior to the Exercise Date of the Participant's desire to have his or her accumulated payroll deductions returned to him or her, such Participant will be deemed to have elected to leave such accumulated payroll deductions in his or her Participant Account to be used for the purchase of Shares on the Exercise Date occurring in such Offering Period.

         (b) Upon termination of a Participant's Continuous Status as an Employee during an Offering Period for any reason, including voluntary termination, retirement or death, the payroll deductions credited to such Participant's Account that have not been used to purchase Shares shall be returned to such Participant or, in the case of such Participant's death, to the person or persons entitled thereto under Section 12 hereof, and such Participant's option will be automatically terminated. If the termination of a Participant's Continuous Status as an Employee occurs on an Exercise Date, then such Participant's election to purchase Shares shall be exercised as provided under this Plan. Notwithstanding the foregoing, upon the termination of a Participant's employment because of the Participant's death, the Participant's beneficiary (designated by the Participant in accordance with Section 12 hereof) shall have the right to elect, by written notice given to the Company prior to the earlier of thirty (30) days prior to the next occurring Exercise Date (or otherwise as may be determined by the Committee in its sole discretion) under the Plan or the sixtieth (60th) day after the Participant's death, to exercise the Participant's option for the purchase of Shares on such Exercise Date for the purchase of the number of full Shares which the accumulated payroll deductions in the Participant's Account at the date of the Participant's death will purchase at the applicable option price, and any excess in such account will be paid to the Participant's estate. If no such written notice of election is duly received by the Company, the first sentence of this Section 8(b) shall control.

         (c) Except as provided in Section 20(d) hereof, a Participant's withdrawal from an offering will not have any effect upon such Participant's eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

9.       INTEREST.

         No interest shall accrue on or be payable with respect to the payroll deductions of a Participant credited to the Participant's Account.

10.      SHARES.

         (a) The maximum number of Shares which shall be reserved and available for sale under the Plan shall be 500,000 Shares, which number shall be subject to adjustment upon Changes in Capitalization of the Company as provided in
Section 16 hereof. Such Shares shall be either authorized and unissued Shares or Shares which have been reacquired by the Company. If the total number of Shares which would otherwise be subject to options granted pursuant to Section 4 hereof on an Offering Date exceeds the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the Shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option Shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

11.      ADMINISTRATION.

         The Plan shall be administered by the Committee, and the Committee may select administrator(s) to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision evidenced by the unanimous written consent of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. Except as otherwise provided by the Committee, each Employer shall be charged with all expenses incurred in the administration of the Plan with respect to such Employer's Employees. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder.

12.      DESIGNATION OF BENEFICIARY.

         (a) A Participant may file with the Company, on forms supplied by the Company, a written designation of a beneficiary who is to receive any Shares and cash remaining in such Participant's Account under the Plan in the event of the Participant's death.

         (b) Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company, on forms supplied by the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant in accordance with the applicable laws of descent and distribution, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

13.      TRANSFERABILITY.

         Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant (other than by will, the laws of descent and distribution or as provided in Section 12 hereof). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 8 hereof.

14.      USE OF FUNDS.

         All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such funds.

15.      REPORTS; PARTICIPANTS' ACCOUNTS.

         The Company shall establish a Participant's Account for each Participant in the Plan to which each Participant's payroll deductions, Shares acquired under the Plan, dividends received from such Shares, and dividend reinvestments shall be credited, and from which cash distributions, cash used to purchase Shares and distributions of Shares will be debited ("Participant's Accounts"). Statements with respect to each Participant's Account will be given to Participants as soon as practicable following each Offering Period, which statements will set forth the amounts of payroll deductions, dividends, dividend reinvestments and additional cash payments, the per Share purchase price, the number of shares purchased, the aggregate Shares in the Participant's Account and the remaining cash balance, if any.

16.      EFFECT OF CERTAIN CHANGES.

         (a) In the event of a Change in Capitalization or the distribution of an extraordinary dividend, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the price per Share covered by each option under the Plan which has not yet been exercised. In the event of a Change in Control of the Company, the Offering Period shall terminate unless otherwise provided by the Committee. For purposes of the preceding sentence, (i) the Committee may establish the date of the event constituting the Change in Control and such date shall be the Exercise Date for such Offering Period, or (ii) the Committee may terminate the Plan in which case all Shares and cash amounts in a Participant's Account shall be refunded as elsewhere provided herein.

         (b) "Change in Control" shall be deemed to have occurred if (i) a tender offer shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former stockholders of the Company, (iii) the Company shall sell at least 75% of its assets by value in a single transaction or in a series of transactions to another corporation which is not a wholly owned subsidiary of the Company, or
(iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Exchange Act, shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1) (as in effect on the date hereof) pursuant to the Exchange Act.

17.      TERM OF PLAN.

         Subject to the Board's right to discontinue the Plan (and thereby end its term) pursuant to Section 18 hereof, the term of the Plan (and its last Offering Period) shall end on June 30, 2012. Upon any discontinuance of the Plan, unless the Committee shall determine otherwise, any assets remaining in the Participants' accounts under the Plan shall be delivered to the respective Participant (or the Participant's legal representative) as soon as practicable.

18.      AMENDMENT TO AND DISCONTINUANCE OF PLAN.

         (a) Subject to Section 18(b) hereof, the Board may at any time amend, suspend or discontinue the Plan. Except as provided in Section 16 hereof, no such suspension or discontinuance may adversely affect options previously granted and no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant which accrued prior to the date of effectiveness of such amendment without the consent of such Participant. No amendment shall be effective unless it receives the requisite approval of the stockholders of the Company if such stockholder approval of such amendment is required to comply with Rule 16b-3 under the Exchange Act or Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule.

         (b) For the purpose of complying with changes in the Code or ERISA, the Board may amend, modify, suspend or terminate the Plan at any time. For the purpose of meeting or addressing any other changes in legal requirements or any other purpose, the Board may amend, modify, suspend or terminate the Plan only once every six months. Subject to changes in law or other legal requirements, including any provisions of Rule 16b-3 under the Exchange Act that would permit otherwise, the Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding or the vote of the stockholders of the Company as provided in Section 20(c) hereof, to (i) any increase in the aggregate number of shares of common stock that may be issued under the Plan (except for adjustments pursuant to Section 16 of the Plan); (ii) increase materially the benefits accruing to Participants under the Plan; or
(iii) modify materially the requirements as to eligibility for participation in the Plan.

19.      NOTICES.

         All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

20.      REGULATIONS AND OTHER APPROVALS; GOVERNING LAW; SECTION 16 COMPLIANCE

                  (a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

                  (b) The obligation of the Company to sell or deliver Shares with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  (c) To the extent applicable hereto, the Plan is intended to comply with Rule 16b-3 under the Exchange Act, and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. This Plan shall be subject to approval by stockholders of the Company present or represented and entitled to vote at a meeting duly held in accordance with applicable law.

                  (d) For any Participants subject to Section 16 of the Exchange Act, (i) such Participants who cease participation in the Plan may not participate again for at least six (6) months, and (ii) unless the Committee otherwise determines after due regard for Rule 16b-3(d)(2)(i), any Shares purchased by such Participant shall remain in such Participant's Account for six
(6) months from the Exercise Date for such Shares.

                  (e) Shares shall not be issued unless such issuance and delivery shall comply with all applicable provisions of law, domestic or foreign, and the requirements of any stock exchange upon which the Shares may then be listed, including, in each case the rules and regulations promulgated thereunder, and shall be further subject to the approval of counsel for the Company with respect to such compliance, which may include a representation and warranty from the Participant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

                  (f) Nothing contained in this Plan, or any modification or amendment to the Plan, or in the creation of any account, or the execution of any subscription agreement, or the issuance of any Shares under the Plan, shall give any Employee any right to continue employment or any legal or equitable right against the Company or any Subsidiary, or any officer, director, or employee thereof, except as expressly provided by the Plan.

21.      WITHHOLDING OF TAXES.

         By electing to participate in the Plan, each Employee acknowledges that the Company and its participating Subsidiaries are required to withhold taxes with respect to the amounts deducted from the Employee's Compensation and accumulated for the benefit of the Employee under the Plan, and each Employee agrees that the Company and its participating Subsidiaries may deduct additional amounts from the Employee's Compensation, when amounts are added to the Employee's Account, used to purchase common stock or refunded, in order to satisfy such withholding obligations. If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant's exercise of an option, and such disposition occurs within the two-year period commencing on the day after the option is being treated as granted for purposes of Section 423 of the Code or within the one-year period commencing on the day after the Exercise Date, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Participant's Employer any amount of federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold. The Participant's Employer may also satisfy any applicable withholding amounts by deducting the necessary amounts of withholding from the Participant's wages and, in the Committee's sole discretion, any other amounts owed to or held for the account of the Participant.

22.      EFFECTIVE DATE.

         The Plan shall be effective (the "Effective Date") as of the latter to occur of (a) July 1, 2002, or (b) the date on which this Plan shall have been approved by the stockholders as set forth in Section 20(c) hereof.

         IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officer this 6th day of December, 2001.


                                    APPLIED INNOVATION INC.


                                    /S/ MICHAEL P. KEEGAN
                                    -------------------------------------------
                                    Michael P. Keegan,
                                    Vice President and Chief Financial Officer

                             APPLIED INNOVATION INC.
                    5800 INNOVATION DRIVE, DUBLIN, OHIO 43016

                      ___________________________________


           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- APRIL 25, 2002

         The undersigned hereby appoints GERARD B. MOERSDORF, JR., ROBERT L. SMIALEK and CURTIS A. LOVELAND, or any of them acting alone, my attorneys and proxies, with full power of substitution to each, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said corporation to be held on April 25, 2002, at 9:00 a.m., local time, at the Wyndham Dublin Hotel, 600 Metro Place North, Dublin, Ohio 43017, and at any adjournment thereof, with all of the powers I would have if personally present, for the following purposes:

1.    ELECTION OF CLASS III DIRECTORS
          [ ] FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary).

          [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES BELOW.
              GERARD B. MOERSDORF, JR. - ROBERT L. SMIALEK - ALEXANDER B. TREVOR

              (INSTRUCTIONS: Do not check "WITHHOLD AUTHORITY" to vote for only a certain individual nominee. To withhold authority to vote for any individual nominee, strike a line through the nominee's name and check "FOR").

2.    APPROVAL OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN
          [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

3. TO TRANSACT such other business as may properly come before the meeting and any adjournment thereof.

The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinion may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Either of said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all the powers of said attorneys and proxies hereunder.

         THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated March 22, 2002, the Proxy Statement and the Annual Report of the company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

         Please sign and date this Proxy below and return in the enclosed envelope.




                                   Dated                                 , 2002
                                        ---------------------------------

                                   Signature
                                            -----------------------------------

                                   Signature
                                            -----------------------------------
SIGNATURE(S) SHALL AGREE WITH THE NAME(S) PRINTED ON THIS PROXY. IF SHARES ARE REGISTERED IN TWO NAMES, BOTH STOCKHOLDERS SHOULD SIGN THIS PROXY. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS